UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-02409

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

1900 K STREET, N.W.,

WASHINGTON, DC 20006-2401

(Address of principal executive offices) (Zip code)

Alberto Osorio

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to: Sander M. Bieber

Dechert LLP

1900 K STREET, N.W.,

WASHINGTON, DC 20006

Registrant’s telephone number, including area code: 202-261-7941

Date of fiscal year end: October 31, 2014

Date of reporting period: April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

A copy of the Registrant’s Semi-Annual Report to Stockholders for the period ending April 30, 2014 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

The Mexico Fund, Inc.

Managed Distribution Plan (MDP)

The Board of Directors of the Fund has authorized quarterly distributions under the MDP at an annual rate of 10% of the Fund’s net asset value (“NAV”) per share recorded on the last business day of the previous calendar year. With each distribution, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

The Mexico Fund, Inc.

The Mexico Fund, Inc.

The Fund’s Management

Directors

Emilio Carrillo Gamboa—Chairman

Jonathan Davis Arzac

Edward Djerejian

José Luis Gómez Pimienta

Claudio X. González

Jaime Serra Puche

Marc J. Shapiro

Officers

Alberto Osorio—President and Chief Executive Officer

Alberto Gómez Pimienta—Treasurer

Eduardo Solano—Investor Relations Vice President

Carlos H. Woodworth—Chief Compliance Officer

Samuel García-Cuéllar—Secretary

Sander M. Bieber—Assistant Secretary

Lisa R. Price—Assistant Secretary

Investment Adviser

Impulsora del Fondo México, S.C.

Custodian

BBVA Bancomer, S.A.

Comerica Bank

Transfer Agent and Registrar

American Stock Transfer & Trust Company, LLC

Counsel

Dechert LLP

Creel, García-Cuéllar, Aiza y Enríquez, S.C.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

The Mexico Fund, Inc.

2014 Semi Annual Report

April 30, 2014

Highlights

•	The first half of the Fund’s fiscal year 2014 ended on April 30, 2014.

•

Mexico’s gross domestic product (“GDP”) grew 1.1% during 2013 and 1.8% during the first quarter of 2014. Analysts surveyed by the Mexican Central Bank estimate that the deceleration of the economy has ended and that GDP growth will gradually recover to 3.0% during calendar 2014 and 3.9% during calendar 2015.

•

During the first half of 2014, the Fund’s market price and NAV per share registered total returns[1] of -3.81% and -0.83%, respectively. These returns registered by the Fund compare with returns of -0.62% and -0.03% registered by the Morgan Stanley Capital International (“MSCI”) Mexico Index and the Bolsa IPC Index, respectively.

•

Despite the recent economic slowdown and negative stock market performance mentioned above, Fund shares traded mostly at a premium or at a small discount during this six-month period. As of April 30, 2014, the Fund’s market price and NAV per share were $26.22 and $26.53, respectively, reflecting a discount of 1.16%, compared with a premium of 1.80% at the end of fiscal 2013.

•

Since June 2013, the Fund has been issuing additional Fund shares when the Fund is trading at a premium under an Equity Shelf Program (“ESP”). The ESP is conducted pursuant to a shelf registration statement filed with the Securities and Exchange Commission (“SEC”). Under the ESP, the Fund issued 827,316 shares during the first half of fiscal 2014, resulting in additional available assets of $23,373,151 to enable the Fund to take advantage of investment opportunities.

•

The Board has ratified the continuation of the Fund’s MDP during fiscal 2014 at the annual rate of 10% of NAV per share recorded on December 31, 2013. The Fund has declared the second distribution of fiscal 2014 to be paid on July 24, 2014 to stockholders of record on July 15, 2014.

•	On March 20, 2014, Fund stockholders approved a new investment advisory agreement between the Fund and Impulsora. Please see below for detailed information.

•	On March 20, 2014, the Board of Directors of the Fund elected Mr. Alberto Osorio to succeed Mr. José Luis Gómez Pimienta as President and Chief Executive Officer (CEO) of the Fund. Effective

[1]	All these performance figures take into account the reinvestment of distributions.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Mexico Fund, Inc.

2014 Semi Annual Report

April 30, 2014

Highlights

(Concluded)

April 1, 2014, Mr. Osorio also succeeded Mr. Gómez Pimienta as Chairman of the Board and CEO of Impulsora del Fondo México, S.C. (“Impulsora”), the Fund’s investment adviser.

•

The Board wishes to recognize and congratulate José Luis Gómez Pimienta for his invaluable contributions as President and Chief Executive Officer of the Fund, and as Chief Executive Officer of Impulsora, since the Fund’s inception in June 1981. Mr. Gómez Pimienta will continue to serve as a Director of the Fund as well as President Emeritus of Impulsora.

The Mexico Fund, Inc.

To Our Stockholders:

We present to you the Fund’s 2014 Semi Annual Report for the six-month period ended April 30, 2014. In this Report, we summarize the period’s prevailing economic, political and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this Report useful and informative.

Economic and Political Environment

During calendar 2013, the deceleration of the U.S. economy and low levels of Mexican public sector investment and expenditures, which are typical for the first year of a presidential administration, resulted in Mexico’s GDP growth of only 1.1%. Slow growth extended to the first quarter of 2014, as GDP increased 1.8%. However, as the U.S. economy is now recovering and government expenses increased 13.2% during the first quarter of calendar 2014, the Mexican economy appears to be moving towards an expansionary phase, which may also be attributed to an active manufacturing sector. A dynamic Mexican automobile industry is registering maximum historical levels of vehicle production and exports, mostly to the United States, where job creation is now strong and unemployment has decreased from 10.0% in October 2009 to 6.3% in April 2014. Mexican economists surveyed by Banco de México (“Central Bank”) at the end of April 2014 estimate that Mexico’s GDP will grow 3.0% during 2014 and 3.9% during 2015.

Under the administration of President Enrique Peña Nieto, who took office on December 1, 2012, the Mexican Congress approved the Labor, Public Sector Accounting, Competitiveness Law, Education, Telecommunication, Fiscal and Financial Reforms, which are expected to result in greater flexibility to create jobs, greater transparency, enhanced competition terms and conditions, higher quality teachers, greater competition in the telecommunications sector, higher tax collection and credit penetration, respectively, among other benefits. Additionally, and more relevant for its economic potential, the Mexican Congress approved at the end of last calendar year the Energy Reform, the most important economic reform since the North American Free Trade Agreement (“NAFTA”) was signed in 1994. Several constitutional changes were implemented to allow private sector investments in areas that were reserved exclusively to Petróleos Mexicanos (“Pemex”), the Mexican state-owned oil company, for the past 75 years. The Energy Reform is expected to reverse eight years of declining oil production and place Mexico within the world’s top five crude oil exporting countries. On April 30, 2014, President Peña Nieto submitted to Congress a bill of secondary laws for the Energy Reform, focusing mainly on issues regarding transparency, taxation, government participation, national content, security and environment. This and other structural reform-related bills, as well as a political-electoral reform, are expected to be approved by Congress next summer.

Mexico continues to be one of the most resilient countries among emerging markets. Mexico maintains healthy public sector finances, with a modest fiscal deficit that during calendar 2013 was equivalent to 2.3% of GDP. Also, Mexico’s 2013 current account deficit was equivalent to 1.8% of GDP and the Mexican financial system is in a healthy situation, as levels of capital of commercial banks represented 15.6% of assets at

The Mexico Fund, Inc.

the end of March 2014, approximately twice the amount required by the regulator, the Mexican National Banking and Securities Commission. The structural reforms mentioned above are intended to boost economic growth in Mexico, a country that is supported by a solid macroeconomic framework.

The Mexican Central Bank has maintained the domestic reference interest rates at 3.50% since the end of October 2013 and recently announced that there is no intention to modify interest rates in the near term as this level is congruent with its target to control inflation given recent trends and expectations. The interest rate paid by 28-day Cetes (“Treasury Bills”) decreased from 3.40% at the end of fiscal 2013 to 3.25% at the end of April 2014, while the 10- and 30-year bonds’ interest rates were 5.69% and 7.21%, respectively, at the end of April 2014. Analysts estimate that the rate of 28-day Cetes will be 3.49% at the end of 2014 and 4.04% at the end of 2015. Mexico’s country risk, as measured by the spread between the yields of Mexican sovereign debt instruments denominated in dollars and traded abroad, versus U.S. Treasury bonds, decreased from 170 basis points at the end of fiscal 2013 to 150 basis points at the end of April 2014. Mexico’s country risk of 150 basis points is among the lowest of Latin American countries, slightly higher than that of Chile, which is at 137, and lower than those of Colombia, Brazil and Argentina, which are at 152, 211 and 786 basis points, respectively.

During the first half of fiscal 2014, the Mexican peso registered a stable performance against the U.S. dollar, as the exchange rate increased slightly, from Ps. 13.0217 per dollar at the end of October 2013 to Ps. 13.0793 per dollar at the end of April 2014. The stable performance of the Mexican currency is explained in part by foreign investment in debt instruments (due to the attractive spread between U.S. and Mexican interest rates) and equity securities, high levels of international oil prices, remittances from Mexican citizens living abroad and foreign direct investment (“FDI”). Mexico’s FDI for calendar 2013 reached a maximum historical amount of $35.2 billion, of which approximately 38% came from the acquisition of the Mexican brewer Grupo Modelo (producer of Corona beer) by the Belgian company Anheuser Busch-InBev. FDI is expected to continue flowing into Mexico, especially to the automotive sector, and is estimated to reach $24.5 billion and $28.9 billion during 2014 and 2015, respectively. Analysts surveyed by the Central Bank at the end of April 2014 believe that the strength of the Mexican peso will continue and estimated that the exchange rate may be Ps. 13.01 at the end of 2014 and Ps. 12.97 at the end of 2015.

Mexico’s inflation rate remains under control and amounted to 3.50% for the year ended April 30, 2014, which is consistent with the target set by the Central Bank to achieve annual inflation levels of 3% with a margin of error of ±1%. Analysts surveyed by the Central Bank at the end of April 2014 remain confident that, despite the negative impact from higher taxes prevailing since January 1, 2014, the Central Bank will continue obtaining positive results in controlling inflation. These analysts believe that inflation will be 3.9% and 3.6% for calendar years 2014 and 2015, respectively.

The Mexico Fund, Inc.

The Mexican Central Bank continues accumulating international reserves as the capital account surplus exceeds the current account deficit. As a result, international reserves continue to reach new maximum historical levels. During the first four months of calendar 2014, $7.5 billion of international reserves were accumulated for a total amount of $184 billion at the end of April 2014. Additionally, Mexico has available credit lines of $73.0 billion from the International Monetary Fund. Together, international reserves and IMF credit lines amount to approximately $257 billion, equivalent to more than 6 months of imports, and provide the Central Bank with additional flexibility to manage the monetary policy and may protect against external downside risks.

Management Discussion of Fund’s Performance and Portfolio Strategy

During the first half of fiscal 2014, the prevailing economic slowdown translated into a slightly negative performance of Mexican equity securities. The Fund’s returns also reflected this negative trend of the Mexican equity market. During the six-month period ended April 30, 2014, the MSCI Mexico Index and the Bolsa IPC Index registered returns1 of -0.62% and -1.23%, respectively, while the Fund’s market price and NAV registered returns of -3.81% and -0.83%, respectively. The higher negative figure registered by the Fund’s market price is the result of a lower relative valuation to its NAV per share towards the end of this reporting period, as it was trading at a premium of 1.80% at the end of October 2013, which converted into a discount of 1.17% at the end of April 2014.

During the first half of fiscal 2014, the Adviser continued to increase the Fund’s exposure to issuers that may benefit from the implementation of structural reforms and the recovery of domestic consumption and manufacturing industry. The Adviser preferred investments in companies with low debt levels, including those in sectors such as infrastructure, department stores, beverages, mining, financial, steel and energy. At the same time, the Fund reduced its exposure to some companies with certain specific disadvantages in sectors including cement, stock market, media, conglomerates, self-service stores and construction. The Fund does not have exposure to the housing sector.

[1]	Performance figures take into account the reinvestment of distributions.

The Mexico Fund, Inc.

The following table shows the annualized performance1 of the Fund’s market price and NAV per share as well as that of the two most relevant benchmarks, for periods ended April 30, 2014.

	Years (%)

	One	Three	Five	Ten
Fund’s Market Price	-18.46	7.90	24.46	16.11
Fund’s NAV	-9.33	4.43	21.25	15.07
MSCI Mexico Index	-8.18	2.10	17.01	14.50
Bolsa IPC Index	-8.92	0.63	16.44	15.71

Sources: Impulsora del Fondo México, sc and Lipper Inc.

The following table shows the top five contributors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during the first half of fiscal 2014. The table is sorted according to the contribution of these issuers to the Fund’s outperformance relative to the MSCI Mexico Index and shows their market price returns during such period. The Fund maintained an overweight exposure to Cemex, Gruma and Ienova, issuers with double-digit positive performances, and underweight exposures to Peñoles and Walmex, which registered negative returns.

Top Five Contributors to Relative Performance vs the MSCI Mexico Index

Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over/ Under Weight
Cemex	Cement	20.00%	1.64%	1.45%
Gruma	Food	28.69%	0.77%	1.91%
Ienova	Infrastructure	31.74%	0.69%	1.54%
Peñoles	Mining	-18.81%	0.39%	-1.79%
Walmex	Retail	-1.22%	0.35%	-2.13%

The following table shows the top five detractors to the performance of the Fund’s NAV relative to the MSCI Mexico Index during the first half of fiscal 2014 and shows their respective market price returns during such period. The Fund maintained an underweight exposure to Televisa, which registered a positive performance, and overweight exposures to Kimberly Clark, Alpek, Mexichem and Cultiba, companies with double-digit negative returns.

[1]	Performance figures take into account the reinvestment of distributions.

The Mexico Fund, Inc.

Top Five Detractors from Relative Performance vs the MSCI Mexico Index

Issuer	Industry	Return	Contribution to Relative Fund Performance	Average Over/ Under Weight
Kimberly Clark	Consumer	-13.06%	-0.79%	2.32%
Alpek	Chemical	-18.94%	-0.77%	2.33%
Televisa	Media	7.70%	-0.74%	-6.60%
Mexichem	Chemical	-10.22%	-0.45%	1.62%
Cultiba	Beverages	-20.54%	-0.39%	1.01%

The following chart shows the Fund’s portfolio composition by sector, expressed as a percentage of the Fund’s net assets as of April 30, 2014, which amounted to $396.61 million. More detailed information about the Fund’s portfolio is available below in this report.

Portfolio Composition by Sector

Percentage of Net Assets and Weights on MSCI Mexico Index,

April 30, 2014

Increased investor demand for Fund shares continues to result in a high volume of shares traded. During the first half of fiscal 2014, the Fund traded a total of 7.32 million shares on all U.S. consolidated markets, resulting in a daily average value of shares traded of $1.65 million. The Fund is one of the most liquid closed-end funds investing in Latin America, as very few of the comparable funds trade more than one million dollars per day.

The Mexico Fund, Inc.

The average price-to-earnings ratio (“PER”) of the Mexican equity market at the end of April 2014 was 20.54 times, while the price-to-book value ratio was 2.79 times2. The market capitalization of the Bolsa at the end of April 2014 amounted to $507.71 billion. Mexican listed companies reflected the slowdown of the overall economy and the negative effects of the volatile performance of the peso, as described above. During the first quarter of calendar 2014, slow economic growth in Mexico affected the financial performance of listed companies, as revenue increased 2.6%, EBITDA3 decreased 3.5% and net income decreased 30.9%. The Adviser will continue to be prudent in identifying companies with strong balance sheets that include manageable debt levels, positive free cash flows, strong corporate governance policies, high-quality management teams, attractive growth potential and proven business models.

Annual Meeting of Stockholders

The Fund held its Annual Meeting of Stockholders on March 20, 2014 at 9:30 a.m. Central time at the John Jacob Boardroom on the Mezzanine Level of the St. Regis Hotel, located at 1919 Briar Oaks Lane, Houston, Texas 77027, for the following purposes:

(1)	To approve a new Investment Advisory Agreement for the Fund;

(2) To elect two Directors to serve as Class III Directors for three year terms and until their successors are duly elected and qualify; and

(3) To transact such other business that may properly come before the Meeting or any adjournment or postponement thereof.

At the meeting, Fund stockholders approved a new investment advisory agreement (the “New Agreement”) between the Fund and Impulsora del Fondo México, S.C., the Fund’s investment adviser (the “Investment Adviser” or “Adviser”) since the Fund’s inception in 1981. Under the terms of the New Agreement, which became effective on April 1, 2014, the prior breakpoints in the advisory fees were modified and a new performance component was implemented that will go into effect on April 1, 2015, as described further below:

i)	The prior breakpoints in the advisory fee were modified so that the Fund will pay the Investment Adviser 0.80% of the average daily value of the Fund’s net assets on assets in excess of $400 million, 0.70% on the excess of average daily net assets above $600 million up to $800 million and 0.60% on average daily net assets above $800 million (the “New Base Fee”). The New Base Fee represents an increase in the advisory fee when Fund assets are above $400 million, as previously the Fund paid the Investment Adviser 0.60% of the average daily value of the Fund’s net assets on assets in excess of $400 million.

ii)	The new performance component of the advisory fee will be assessed based on the performance of the Fund relative to the MSCI

[2]	Source: Impulsora del Fondo México, S.C. with figures provided by the Mexican Stock Exchange.
[3]	EBITDA refers to earnings before interest, taxes, depreciation and amortization.

The Mexico Fund, Inc.

Mexico Index. Effective April 1, 2015, a performance adjustment factor will be applied to the New Base Fee that will either increase or decrease the New Base Fee, depending on how the Fund’s NAV performs relative to the MSCI Mexico Index over a trailing 12-month period. The performance adjustment factor will be applied each day a daily fee is calculated to the average net assets of the Fund over the trailing 12-month period. The resulting dollar figure will be added to or subtracted from the New Base Fee depending on whether the Fund experienced better or worse performance than the MSCI Mexico Index. If the investment performance of the Fund exceeds the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment will increase the New Base Fee by 0.025% for every percentage point of outperformance. If the investment performance of the Fund trails the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment will decrease the New Base Fee by 0.025% for every percentage point of underperformance. The maximum amount of the performance adjustment in either direction is 0.20%, if the difference between the investment performance of the Fund and the investment record of the MSCI Mexico Index is 10 percentage points or more. Performance adjustments are expected to begin on or about April 1, 2015 based upon the Fund’s performance during the 12 months ending March 31, 2015. From April 1, 2014 (the effective date of the New Agreement) until that date, the Fund will pay the New Base Fee to the Adviser.

The results of the vote on the New Agreement were as follows:

For	% Outstanding	% of Voted	Withheld	% Outstanding	% of Voted	Abstained	% Outstanding	% of Voted	Broker Non- Vote	% Outstanding	% of Voted
5,848,815	40.9%	67.2%	1,067,528	7.47%	12.27%	275,036	1.92%	3.16%	1,508,077	10.5%	17.3%

Regarding the election of the Fund’s Class III Directors, the results of the Annual Meeting were as follows*:

	For	% Outstanding	% of Voted	Withheld	% Outstanding	% of Voted
Emilio Carrillo Gamboa	8,121,596	56.8%	93.4%	577,860	4.04%	6.64%
Jonathan Davis Arzac	8,322,855	58.2%	95.7%	376,602	2.63%	4.33%

*	There were no abstentions or broker non-votes with regard to the election of the Fund’s Class III Directors.

Equity Shelf Program

Since June 2013, the Fund has been issuing additional Fund shares when the Fund is trading at a premium under an Equity Shelf Program (“ESP”). The ESP is conducted pursuant to a shelf registration statement filed with the SEC. Under the ESP, the Fund issued 827,316 shares during the first half of fiscal 2014, resulting in additional available assets of $23,373,151, to enable the Fund to take advantage of investment opportunities.

The Mexico Fund, Inc.

Efforts to Monitor Fund Stock Price

The Fund continues to maintain and implement the following strategies as part of its ongoing efforts to enhance its stock price valuation:

i)	Under the Fund’s MDP, the Fund pays quarterly distributions at an annual rate of 10% of the Fund’s NAV per share recorded on the last business day of the previous calendar year. See details below.

ii)	The Fund has an open market share repurchase policy in place. See details below.

iii)	In an effort to provide investors with more timely information about the Fund’s assets, since March 2010, the Fund has been publishing, during the first five business days of each month, its portfolio of investments as part of its Monthly Summary Report, which is filed with the SEC on Form 8-K and is also available at the Fund’s website. Please see the section captioned “Investors Relations; Reports to Stockholders” below for more information.

During the first half of fiscal 2014, the relative valuation between the Fund’s market price and NAV turned from a premium of 1.80% at the end of October 2013 to a discount of 1.17% at the end of April 2014. Before the implementation of the Fund’s MDP, the Fund traded at an average discount of 14.7% during fiscal 2008.

Declaration of Distributions Under MDP

Under the MDP, the Fund pays quarterly distributions at an annual rate of 10% of the Fund’s NAV per share recorded on the last business day of the previous calendar year. The Fund has maintained this rate of distributions since May 2009 and all distributions paid since then were composed of net investment income and long-term realized capital gains. The Board has ratified the continuation of the Fund’s MDP during fiscal 2014 at the same annual rate of 10%, with distributions to be based on the Fund’s NAV per share as of December 31, 2013. In making this determination, the Board considered all of the relevant facts and circumstances, including both the challenging global economic environment and the value to stockholders of steady cash distributions.

Pursuant to the MDP, the Board of Directors has declared a dividend distribution of $0.7150 per share, payable in cash on July 24, 2014 to stockholders of record on July 15, 2014.

For each distribution under the MDP, the Fund will issue a notice to stockholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

The Mexico Fund, Inc.

Impact of Mexican Fiscal Reform on Fund Stockholders

Until December 31, 2013, the Mexican Income Tax Law provided a tax exemption for gains realized by non- residents on sales of securities listed on the Mexican Stock Exchange. Under the Tax Bill approved by Congress, starting January 1, 2014, such gains will be subject to a 10% income tax payment for non-residents of Mexico. However, non-resident sellers that reside in a country with which Mexico has in effect a tax treaty (such as the United States) and that are eligible for the benefits of such tax treaty are generally exempt from such tax. The Fund, as an investment company organized in the United States, is currently relying on such a tax treaty and is therefore exempt from the application of such tax. The new Tax Bill also includes a 10% income tax withholding that qualifies as a final tax payment, on dividends distributed by companies to Mexican individuals and to non-residents of Mexico, which will apply to profits generated starting in 2014. Accordingly, it is possible that the new withholding tax will be applicable to some dividend distributions made to the Fund by portfolio companies starting January 1, 2015.

***

We are confident that the relatively solid situation of the Mexican economy will continue to result in attractive investment opportunities in the Mexican equity market. We hope you find this report useful and informative, and we thank you for your continued confidence in the Fund.

Sincerely yours,

Alberto Osorio	Emilio Carrillo Gamboa
President and Chief Executive Officer	Chairman of the Board

June 4, 2014

The Mexico Fund, Inc.

General Information

Renewal of Investment Advisory and Management Agreement

At an in-person meeting of the Board held on December 3, 2013 at which a majority of the Directors were in attendance, including a majority of the Independent Directors, the Board, and separately a majority of the Independent Directors, taking into consideration the recommendation of the Contract Review Committee of the Board (“Committee”), considered and unanimously approved the New Agreement subject to a vote of stockholders. In determining whether it was appropriate to recommend approval by stockholders, the Board requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, advisory fee and ordinary operating expenses. The Board carefully evaluated this information, and was advised by independent legal counsel with respect to its deliberations.

In connection with its deliberations relating to the approval of the New Agreement, which represented an increase in the advisory fee when Fund assets are above $400 million, the Directors considered whether the approval of the New Agreement would be in the best interests of the Fund and its stockholders based on a number of factors they believed to be relevant. The factors included, but were not limited to, the following: (1) the nature, extent and quality of services provided by the Adviser to the Fund; (2) the investment performance of the Fund; (3) the costs of the services provided, and profits to be realized by, the Adviser from its relationship with the Fund; (4) the extent to which economies of scale have been realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors; and (5) other benefits to the Adviser from its relationship with the Fund (and any corresponding benefit to the Fund). In considering the New Agreement, the Board did not identify any single factor as all-important or controlling.

The Board has determined that the New Agreement is in the best interests of the Fund’s stockholders, as it would enable the stockholders to obtain high quality services at a cost that is appropriate and reasonable. In addition, the Board has concluded that the New Agreement would better align the interests of the Adviser and the Fund and Fund stockholders by rewarding superior performance or penalizing poor investment results when compared with an appropriate performance index. Accordingly, the Directors, including the Independent Directors, unanimously authorized the submission of the New Agreement to the stockholders of the Fund for their approval on the basis of the following considerations, among others:

Investment Services. The Board considered the nature, extent and quality of advisory services provided by the Adviser, noting that the Board receives information at regular meetings throughout the year

The Mexico Fund, Inc.

regarding the services rendered by the Adviser concerning the management of the Fund and the Adviser’s role in coordinating providers of other services to the Fund. The Board further noted that the Adviser provides all facilities and services necessary to analyze, execute and maintain investments consistent with the Fund’s objectives, and has done so since the Fund’s inception in 1981. The Board had available to it the qualifications, backgrounds and responsibilities of the personnel primarily responsible for the day-to-day portfolio management of the Fund and recognized that these individuals report to the Board regularly and provide a detailed report on the Fund’s performance at each regular meeting of the Board. The Board also received and considered financial information regarding the Adviser, including the Adviser’s operating results during the last three years and efforts made by the Adviser to reduce its operating expenses. The Board concluded that overall, it was satisfied with the nature, quality and extent of services that the Adviser provides to the Fund.

Investment Performance. At a telephonic meeting of the Committee held on November 20, 2013 and again at the in-person Committee and Board meetings on December 3, 2013, the Board received and considered information regarding Fund performance relative to the leading Mexican equity indices, including the Bolsa IPC Index (“IPC”) and the MSCI Mexico Index, as well as comparable funds. The Board noted that it had received information throughout the year at periodic intervals regarding the Fund’s performance, including with respect to the leading Mexican equity indices. The Board was provided with the performance matrix as of October 31, 2013 with periods of one year, three years and five years, and determined that the Fund had outperformed both the MSCI Mexico Index and the IPC over all indicated periods. The Board also determined that the Adviser had achieved superior investment performance compared with nearly all of the major Mexican equity mutual funds over the one year and three year periods. The Board also considered the fruitful efforts made by the Adviser to address the Fund’s stock price relative to NAV, including the Fund’s Managed Distribution Plan (“MDP”), the open market repurchase policy, and efforts to provide investors with more timely information about the Fund’s assets. Based on its review and the Adviser’s explanation, the Board concluded that the Fund’s performance has been positive and competitive.

Costs and Profitability. The Board concluded that the level of the advisory fee under the New Agreement, including both the New Base Fee and the performance adjustment, was appropriate in light of the fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between the Fund and the Adviser. On the basis of comparative information supplied by Strategic Insight, the Board determined that the New Base Fee and overall expense ratio of the Fund (assuming payment of the New Base Fee) are consistent with those of third party “peer” funds identified by Strategic Insight, which the Board had determined, following its consultation with Strategic Insight, to be the appropriate peers for the Fund for purposes of the evaluating the New Agreement (the “Peer Group”). The Board noted that the New Base Fee would represent an increase in the advisory fee payable under the prior investment advisory agreement (“Prior

The Mexico Fund, Inc.

General Information

Continued

Agreement”) when Fund assets are above $400 million; however, the Board determined that the increase was reasonable, as the aggregate of the New Base Fee and the administration fee separately payable to the Adviser pursuant to the Fund Services Agreement are, at current asset levels, close to the average management fees of the Peer Group, and between the average and median management fees of the Peer Group for asset levels between $500 million and $1 billion. The Board further noted that the breakpoint structure under the Prior Agreement was implemented more than twenty years ago at a time when Fund assets were growing more rapidly and the Fund was not making annual distributions under a managed distribution plan. Under current market conditions, it is not anticipated that Fund assets will grow at the same pace, particularly given the annual distribution that the Fund makes under its Managed Distribution Plan (adopted in 2008). The Board also acknowledged that the Adviser’s cost structure has increased while Fund assets, since the adoption of the existing breakpoint structure, have declined. In light of these factors, the Board concluded that the more gradual breakpoints in the New Base Fee are appropriate.

The Board also determined that the Adviser’s willingness to link the level of the total advisory fee paid by investors under the New Agreement to the relative investment performance achieved by management of the Fund was reasonable. First, the Board determined that the MSCI Mexico Index was appropriate, noting the Adviser’s rationale that the MSCI Mexico Index is the Mexican index that is most closely followed by investors in assessing the performance of the Mexican stock market and is most responsive to changes in the market, incorporating or eliminating issuers from the MSCI Mexico Index in a timely manner. Next, the Board noted that application of the maximum potential performance adjustment would, at current asset levels, bring the total advisory and administration fee for the Fund above the 80th percentile with respect to the Peer Group if the Fund were outperforming the MSCI Mexico Index, and bring the total advisory and administration fee for the Fund slightly above the 20th percentile with respect to the Peer Group if the Fund were underperforming the MSCI Mexico Index. The Board determined that the proposed performance adjustment and the potential increase in total advisory fees that could result from the Fund’s outperformance of the MSCI Mexico Index was appropriate in light of the potential proportional decrease of the advisory fee payable under the New Agreement in the event of underperformance of the MSCI Mexico Index.

Economies of Scale. In evaluating the extent to which the advisory fee payable under the New Agreement reflects economies of scale or will permit economies of scale to be realized in the future, the Board noted that the imposition of breakpoints as Fund assets increase, resulting in a reduction in the New Base Fee at certain asset levels, would reflect potential future economies of scale. The Board noted that, as discussed above, a more gradual implementation of breakpoints is appropriate given that under current market conditions the Fund does not realize economies of scale to the same extent as when the Prior Agreement, with its more aggressive breakpoint structure, was first implemented more than twenty years ago. The Board also recognized that the Adviser’s sole

The Mexico Fund, Inc.

client is the Fund and the Adviser does not have other clients, which limits the extent to which the Adviser can realize economies of scale.

Other Benefits to the Adviser. The Board determined that the other benefits described by the Adviser were reasonable and fair, and were consistent with industry practice and the best interest of the Fund and its stockholders. In this regard, the Board specifically considered the benefits to the Adviser due to the fact that it also serves, and receives an additional administrative fee from, the Fund pursuant to the Fund Services Agreement. With regard to brokerage, the Board noted that some brokers provide the Adviser with research in addition to brokerage services. With regard to benefits to the Fund, the Board considered the fact that the Adviser has been able to obtain from Mexican brokerage houses, on behalf of the Fund, one of the lowest commission rates in Mexico.

The above discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and Board committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable, and did not make specific assessments of, quantify or otherwise assign relative weights to the specific factors in reaching their conclusions and determination to approve the continuance of the New Agreement.

Concentration Policy

The Fund has a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%. At the end of April 2014, no industry group represented 20% or more of the value of the securities included in the IPC Index.

Proxy Voting

Information about how the Fund voted proxies during the twelve-month period ended June 30 will be available, without charge, upon request by calling collect Mr. Eduardo Solano, the Fund’s Investor Relations Vice President, or on the SEC’s website at www.sec.gov. The Fund’s and its Investment Adviser’s proxy voting policies and procedures are on the Fund’s website, www.themexicofund.com under the heading “Corporate Governance”, on the SEC’s website at www.sec.gov, or are available without charge, upon request, by calling Mr. Eduardo Solano. Mr. Solano can be contacted at (+52 55) 5282-8900, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET).

How to Obtain More Information About the Fund

The Fund’s semi-annual and annual reports and proxy statements are published on the Fund’s website, www.themexicofund.com, under the section captioned “Investor Reports.”

The Mexico Fund, Inc.

General Information

Continued

Stockholders will receive printed versions of these documents unless they have consented to receiving them electronically (see below). Stockholders who wish to receive public reports and press releases regarding the Fund by e-mail should contact the Fund’s Investor Relations Vice President via e-mail at investor-relations@themexicofund.com.

The Fund publishes a Monthly Summary Report containing information about the Fund’s performance, portfolio composition and relevant figures of the Mexican economy. The Monthly Summary Reports are distributed via e-mail to interested investors, made available on the Fund’s website, and filed with the SEC on Form 8-K.

Stockholders that have questions about the Fund may contact Mr. Eduardo Solano, the Fund’s Investor Relations Vice President, at (+52 55) 5282-8900 between 10:00 am and 3:00 pm ET, and between 5:00 pm and 7:00 pm ET. If you prefer to contact the Fund via e-mail, please direct your e-mail inquiries to investor-relations@themexicofund.com.

Please visit our website for daily information on the Fund’s NAV and market price per share. The Fund’s NYSE trading symbol is MXF.

Electronic Delivery of Fund Materials

We encourage our stockholders to receive Fund materials via e-mail in order to save on printing expenses and contribute to saving the environment. Please inform your broker about your preference for electronic delivery (if you are holding your shares in street name) or if you are a recordholder of Fund shares, by sending us an e-mail at investor-relations@themexicofund.com.

Open Market Repurchases

Under the Fund’s open market share repurchase policy, the Fund may repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV. During the first half of fiscal 2014 the discount did not exceed 10% and therefore the Fund did not repurchase Fund shares in open market transactions.

Distribution Reinvestment and Stock Purchase Plan

The Fund’s Distribution Reinvestment and Stock Purchase Plan (“the Plan”) provides a convenient way to increase your holdings in the common stock of the Fund through the reinvestment of distributions paid by the Fund. The Plan includes the following:

(1)

Voluntary Stock Purchase Option. All registered stockholders (regardless of whether they are Plan participants) can make monthly voluntary cash investments in Fund shares through the Plan Agent, American Stock Transfer & Trust Company, LLC (“AST”). The minimum investment for a voluntary cash investment is $25.00; you may vary the amount of your investment as long as it equals or exceeds this $25.00 minimum. There is a fixed transaction fee of

The Mexico Fund, Inc.

$2.50 and a $0.10 per share commission for this service. Optional cash payments can be made online or by mail, as described further in the enclosed brochure. Stockholders can also authorize AST to make automatic withdrawals from a bank account.

(2)	Clarification Regarding Reinvestment of Distributions. Distributions received through the Fund’s Managed Distribution Plan can be reinvested directly in additional Fund shares, regardless of the character of such distributions for accounting and tax reporting purposes.

(3)	Online Enrollment in the Plan. As an alternative to mailing an authorization card to AST, stockholders may enroll in the Plan through AST’s website at www.amstock.com. To have distributions reinvested, stockholder authorization must be received by AST by the record date for a given distribution.

(4)	Withdrawal from the Plan. Stockholders may withdraw from the Plan by notifying AST. If a request for withdrawal is received by AST more than three (3) business days before a distribution payment date that distribution will be paid out in cash.

(5)	Amendment of Plan. The Fund reserves the right to amend or supplement the Plan at any time, but only by mailing to participants appropriate written notice at least thirty (30) days prior to the effective date thereof, except when necessary to comply with applicable laws or the rules or policies of the Securities and Exchange Commission or other regulatory authority.

The Plan brochure can be accessed through AST’s or the Fund’s website, at www.amstock.com or www.themexicofund.com. If you have any questions, please contact AST at 1-877-573-4007 or 1-718-921-8124. You may also contact AST via mail at:

American Stock Transfer & Trust Company, LLC

Attention: Plan Administration Department

PO Box 922

Wall Street Station

New York, NY 10269-0560

If you are a Fund shareholder of record, you may enroll in the Plan by mail or online at www.amstock.com. Please contact AST for further information or to request an authorization card for enrollment. If your shares are held in nominee or “street name” through a broker, bank or other nominee who does not provide an automatic reinvestment service and you wish to have distributions reinvested in shares of the Fund, you must notify such nominee and request that the change be made on your behalf or that your shares be re-registered in your own name.

You may withdraw from the Plan without penalty at any time by notice to AST. If your request to withdraw from the Plan is received more than three business days before any distribution payment date, then that distribution will be paid out in cash. If your request to withdraw from the Plan is received less than three business days prior to any distribution payment date, then that distribution will be reinvested. However, all subsequent distributions would be paid out in cash on all balances.

The Mexico Fund, Inc.

General Information

Concluded

Should you choose to withdraw any shares from the Plan or discontinue your participation in the Plan, you will receive a certificate or certificates for the appropriate number of full shares, along with a check in payment for any fractional share interest you may have. The payment for the fractional shares will be valued at the market price of the Fund’s shares on the date your termination is effective. In lieu of receiving a certificate, you may request the Plan Agent to sell part or all of your shares at market price and remit the proceeds to you, net of any brokerage commissions.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of common stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund’s Board (the valuation date), the market price of the common stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of common stock, the Plan Agent will invest the distribution in newly issued shares of common stock, which will be valued at the greater of NAV per share or the current market price on the valuation date. If on the valuation date, the market price of the common stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy common stock in the open market. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If you have any questions concerning the Plan, or would like a hard copy of the Plan brochure, please contact AST using the contact information listed above.

New York Stock Exchange Certifications

The Fund is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the NYSE. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s President and Treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s semi-annual report on Form N-CSR, which included a copy of this semi-annual report along with other information about the Fund. After the Fund’s 2014 annual meeting of stockholders, it filed an annual certification with the NYSE stating that its President was unaware of any violation of the NYSE’s Corporate Governance listing standards.

The Mexico Fund, Inc.

Cost Basis Information

Beginning with the 2012 calendar year, the Fund is required to report to shareholders of record and the Internal Revenue Service, annually on Form 1099-B, not only the gross proceeds of Fund shares sold, but also their cost basis, for shares purchased or acquired on or after
January 1, 2012. Cost basis will be reported using the Fund’s default method of first-in-first-out (“FIFO”), unless the shareholder of record instructs the Fund to use an average cost method for their shares purchased or acquired on or after January 1, 2012. Alternatively, a shareholder can generally supply instructions for specific lot identification for a given transaction.

If your Fund shares are registered in your name and you wish to elect an average cost method rather than the default method of FIFO, you may do so by downloading a form that is available on the Fund’s website, www.themexicofund.com, under the section “Services”, and mailing it to the Fund’s Transfer Agent at the address indicated on the form. If you hold Fund shares through a financial intermediary, please contact that financial intermediary for instructions on how to make your election. If you wish to supply instructions for specific lot identification for shares purchased or acquired on or after January 1,
2012, please contact the Fund’s Transfer Agent at (800) 937-5449.

The Mexico Fund, Inc.

Schedule of Investments

as of April 30, 2014

(Unaudited)

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK - 97.32%
	Airports
700,000	Grupo Aeroportuario del Sureste, S.A.B. de C.V. Series B	$8,567,431	2.16%
1,500,000	Grupo Aeroportuario del Centro Norte, S.A.B. de C.V. Series B	5,512,910	1.39

		14,080,341	3.55

	Beverages
1,500,000	Arca Continental, S.A.B. de C.V.	9,560,145	2.41
3,980,000	Fomento Económico Mexicano, S.A.B. de C.V. Series UBD	36,330,094	9.16
2,215,000	Organización Cultiba, S.A.B. de C.V. Series B	3,649,526	0.92

		49,539,765	12.49

	Building Materials
28,600,000	Cemex, S.A.B. de C.V. Series CPO	36,582,845	9.22

	Chemical Products
4,800,000	Alpek, S.A.B. de C.V. Series A (b)	8,257,323	2.08
3,970,000	Mexichem, S.A.B. de C.V.	14,779,025	3.73

		23,036,348	5.81

	Construction and Infrastructure
708,000	Promotora y Operadora de Infraestructura, S.A.B. de C.V. (a)	9,898,456	2.50

	Consumer Products
7,000,000	Kimberly-Clark de México, S.A.B. de C.V. Series A (b)	18,202,044	4.59

	Energy
1,240,000	Infraestructura Energética Nova, S.A.B de C.V.	6,458,205	1.63

	Financial Groups
1,200,000	Banregio Grupo Financiero, S.A.B. de C.V. Series O	6,937,068	1.75
4,650,000	Grupo Financiero Banorte, S.A.B. de C.V. Series O	30,834,563	7.77
5,500,000	Grupo Financiero Santander Mexicano, S.A.B de C.V. Series B	13,082,122	3.30

		50,853,753	12.82

	Food
1,360,000	Gruma, S.A.B. de C.V. Series B (a)	12,018,136	3.03
3,000,000	Grupo Bimbo, S.A.B. de C.V. Series A	8,289,434	2.09
1,000,000	Grupo Herdez, S.A.B. de C.V.	2,972,636	0.75
4,000,000	Grupo Lala, S.A.B. de C.V. Series B	9,266,551	2.34

		32,546,757	8.21

See Notes to Financial Statements.

The Mexico Fund, Inc.

Shares Held		Value (Note 1)	Percent of Net Assets
	COMMON STOCK - concluded
	Holding Companies
7,250,000	Alfa, S.A.B. de C.V. Series A (b)	$19,096,014	4.82%
790,000	Grupo Carso, S.A.B. de C.V. Series A1(b)	4,016,652	1.01

		23,112,666	5.83

	Mining
10,000,000	Grupo México, S.A.B. de C.V. Series B (b)	30,039,834	7.57

	Restaurants
2,500,000	Alsea, S.A.B. de C.V.	8,637,695	2.18

	Retail
1,440,000	El Puerto de Liverpool, S.A.B. de C.V. Series C-1	14,833,454	3.74
11,570,000	Wal-Mart de México, S.A.B. de C.V. Series V	29,262,698	7.38

		44,096,152	11.12

	Steel
198,000	Ternium, S.A. (a)	5,674,639	1.43

	Telecommunications Services
33,000,000	América Móvil, S.A.B. de C.V. Series L	33,203,612	8.37

	Total Common Stock (Identified cost - $324,683,985)	$385,963,112	97.32%

Principal Amount	SHORT-TERM SECURITIES - 2.64%
	Repurchase Agreements
$7,349,809	BBVA Bancomer, S.A., 3.45%, dated 04/30/14, due 05/02/14 repurchase price $7,351,218 collateralized by BPA182 (Bonds issued by the Mexican Government), interest rate 3.49%, due 10/16/14. Value of collateral $7,419,808. Bonos del Gobierno Federal.	$7,349,809	1.85%

	Time Deposits
3,140,273	Comerica Bank, 0.02%, dated 04/30/14, due 05/01/14	3,140,273	0.79

	Total Short-Term Securities (Identified cost - $10,490,082)	10,490,082	2.64

	Total Investments (Identified cost - $335,174,067)	396,453,194	99.96
	Other Assets in Excess of Liabilities	155,446	0.04

	Net Assets Equivalent to $26.53 per share on 14,949,398 shares of capital stock outstanding	$396,608,640	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b)	A member of the Fund’s Board of Directors also serves as a member of the company’s board of directors.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Assets and Liabilities

as of April 30, 2014 (Unaudited)

Assets:
Investments:
Securities, at value:
Equity Securities (identified cost - $324,683,985)	$385,963,112
Short term securities (identified cost - $10,490,082)	10,490,082

Total investments (identified cost - $335,174,067)	$396,453,194
Receivables from securities sold	395,456
Interest receivable	704
Prepaid expenses	302,266

Total assets	397,151,620

Liabilities:
Payable to Investment Adviser (Notes 2 and 3)	344,432
Accrued expenses and other liabilities	198,548

Total liabilities	542,980

Net Assets - Equivalent to $26.53 per share on 14,949,398 shares of capital stock outstanding	$396,608,640

Composition of Net Assets:
Common Stock	$14,949,398
Additional paid-in capital	310,451,600
Accumulated net investment income	1,947,118
Accumulated net realized gain on investments	7,984,417
Unrealized appreciation of investments and translation of assets and liabilities in foreign currency	61,276,107

$396,608,640

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Operations

For the six months ended April 30, 2014 (Unaudited)

Net Investment Income:
Income:
Dividends	$4,685,029
Interest	327,307

Total income	$5,012,336

Expenses:
Investment advisory fee	1,874,732
Legal fees	543,628
Administrative services	228,203
Directors’ fees	209,267
Printing, distribution and mailing of stockholder reports	123,855
Audit and tax fees	100,000
Directors’ and Officers’ expenses	68,642
Insurance	41,188
Miscellaneous	37,747
Stockholders’ information	31,858
Custodian fees	26,244
Chief Compliance Officer fees	15,000
Transfer agent and dividend disbursement fees	14,100
Stock exchange fees	12,397

Operating expenses	3,326,861

Net investment income	1,685,475

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions:
Net realized gain on investments	21,332,654
Net realized gain from foreign currency transactions	520,128

Net realized gain on investments and foreign currency transactions	21,852,782
(Decrease) increase in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency:
Decrease in net unrealized appreciation on investments	(26,926,128)
Increase in net unrealized appreciation on translation of assets and liabilities in foreign currency	1,869

Decrease in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	(26,924,259)

Net Decrease in Net Assets Resulting from Operations	$(3,386,002)

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2014	For the Year Ended October 31, 2013
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,685,475	$1,076,854
Net realized gain on investments and foreign currency transactions	21,852,782	43,922,559
Decrease in net unrealized appreciation on investments and translation of assets and liabilities in foreign currency	(26,924,259)	(11,340,140)

Net (decrease) increase in net assets resulting from operations	(3,386,002)	33,659,273
Dividends to stockholders from net investment income	(2,000,582)	(2,001,632)
Distributions to stockholders from net realized gain on investments	(21,019,697)	(37,748,923)

	(26,406,281)	(6,091,282)

From Capital Share Transactions:
Net increase in capital stock (Note 5)	24,497,423	21,649,007

	24,497,423	21,649,007

Total (decrease) increase in net assets	(1,908,858)	15,557,725

Net Assets:
Beginning of period	398,517,498	382,959,773

End of period (including undistributed net investment income of $1,947,118 and $1,742,097 respectively)	$396,608,640	$398,517,498

See Notes to Financial Statements.

The Mexico Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31,
		2013	2012	2011	2010		2009
Per Share Operating Performance:
Net asset value, beginning of year	$28.30	$28.66	$25.37	$29.50	$22.97		$19.41

Net investment income*	0.12	0.08	0.12	0.24	0.17		0.06
Net gain (loss) on investments and translation of foreign currency*	(0.35)	2.47	5.78	(1.34)	8.48		6.71

Total from investment operations*	(0.23)	2.55	5.90	(1.10)	8.65		6.77

Less Dividends and Distributions:
Dividends to stockholders from net investment income	(0.14)	(0.15)	(0.13)	(0.10)	(0.11)		(0.06)
Distributions to stockholders from net realized gain on investments	(1.44)	(2.79)	(2.48)	(2.94)	(2.24)		(3.25)

Total dividends and distributions	(1.58)	(2.94)	(2.61)	(3.04)	(2.35)		(3.31)

Capital Share Transactions:
Effect on NAV of stock repurchased	—	—	—	0.01	0.21		0.10
Payment of short-swing profit****	—	—	—	—	0.02		—
Anti-dilutive effect resulting from issuance of fund shares	0.04	0.03	—	—	—		—

Total capital share transactions	0.04	0.03	—	0.01	0.23		0.10

Net asset value, end of period	$26.53	$28.30	$28.66	$25.37	$29.50		$22.97

Market value per share, end of period	$26.22	$28.81	$27.59	$23.53	$26.87		$20.07

Total investment return based on market value per share**	(3.81)%	14.50%	30.08%	(1.76)%	47.13%		48.59%
Ratios to Average Net Assets:
Expenses*****	1.68%	1.42%	1.49%	1.42%	1.47	%***	1.72%
Net investment income*****	0.85%	0.26%	0.43%	0.83%	0.64%		0.35%
Supplemental Data:
Net assets at end of period (in 000’s)	$396,609	$398,517	$382,960	$339,050	$395,337		$330,232
Portfolio turnover rate	16.89%	35.53%	30.94%	25.18%	29.96%		51.15%

*	Amounts were computed based on average shares outstanding during the period.
**	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each year reported. Dividends and distributions, if any, are assumed to be reinvested in accordance with the Fund’s Distribution Reinvestment and Stock Purchase Plan.
***	Net of expense reimbursement representing 0.02%.
****	Represents payment made to the Fund by a Fund Director for profits realized by the Fund Director on sales of Fund shares made within a period of less than six months from purchase.
*****	Annualized for periods less than one year.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2014

(Unaudited)

1.	Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Valuation of investments — Investments in which the principal exchange is on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last twenty minutes of operations in any business day. Investments in which the principal exchange is the NASDAQ Stock Market or the New York Stock Exchange are valued at the NASDAQ official closing price or the last sale price, respectively. Short-term securities with remaining maturities of less than 60 days at the time of purchase are carried at amortized cost, which approximates fair value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes to accurately reflect fair value.

GAAP establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund´s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The Mexico Fund, Inc.

The following is a summary of the inputs used as of April 30, 2014, in valuing the Fund’s investments in securities:

Valuation Inputs	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
ASSETS:
Investments in Securities:
Equity Investments (a)	$385,963,112	—	—	$385,963,112
Short Term Investments (b)	—	$10,490,082	—	$10,490,082

Total Investments in Securities	$385,963,112	$10,490,082	—	$396,453,194

(a)	For detailed industry descriptions, see the accompanying Schedule of Investments.
(b)	These assets consist of time deposits and repurchase agreements with maturities of one business day. They are classified as Level 2 solely as a result of the Fund’s valuation technique for short-term investments, using amortized cost which approximates fair value, instead of quoted prices in active markets, and thereby may not present any higher risk than Level 1 assets.

During the six months ended April 30, 2014, there were no transfers of investments between fair value levels.

Security transactions and investment income — Security transactions are recorded on the date on which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos (“Ps.”) was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at April 30, 2014 was Ps.13.0793 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange for cash, payment of services or non-functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions and the

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2014

Continued

difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and Impulsora del Fondo México, S.C. monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy that the fair value of the collateral be at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Taxes — No provision has been made for U.S. income or excise taxes for the six months ended April 30, 2014 on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

GAAP prescribes the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund’s tax positions has been made and it has been determined that there is no impact to the Fund’s financial statements.

Each of the Fund’s federal income tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Dividends to stockholders from net investment income are determined based on federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements is presented in accordance with accounting principles generally accepted in the United States. Net realized gains from security transactions are distributed annually to stockholders.

Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date.

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations, (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexico Fund, Inc.

The Mexican Stock Exchange is a concentrated market. A large percentage of the value of the Mexican securities market is currently represented by certain industry sectors, in particular, the communications industry. Also, a certain individual has a controlling interest in companies representing around 23% of the market capitalization of the Mexican Stock Exchange. As of April 30, 2014, the Fund held investments representing 9.38% of its net assets in two of these companies (Grupo Carso and América Móvil). The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

2.	Investment Advisory Agreement:

The Fund has a management contract with the Adviser, a Mexican company registered under the U.S. Investment Advisers Act of 1940. The Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. On April 1, 2014 Fund stockholders approved a new investment advisory agreement (the “New Agreement”) between the Fund and the Investment Adviser. Under the terms of the New Agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million, 0.80% on the excess over $400 million up to $600 million, 0.70% on the excess over $600 million up to $800 million and 0.60% on the excess over $800 million.

Under the terms of the New Agreement, a new performance component of the Advisory fee was implemented. The new performance component will be assessed based on the performance of the Fund relative to the Morgan Stanley Capital International Mexico Index (“MSCI Mexico Index”). Effective April 1, 2015, a performance adjustment factor will be applied to the New Base Fee that will either increase or decrease the New Base Fee, depending on how the Fund’s net asset value per share (“NAV”) performs relative to the MSCI Mexico Index over a trailing 12-month period. The performance adjustment factor will be applied each day a daily fee is calculated to the average net assets of the Fund over the trailing 12-month period. The resulting dollar figure will be added to or subtracted from the New Base Fee depending on whether the Fund experienced better or worse performance than the MSCI Mexico Index. If the investment performance of the Fund exceeds the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment will increase the New Base Fee by 0.025% for every percentage point of outperformance. If the investment performance of the Fund trails the investment record of the MSCI Mexico Index by 2 percentage points or more, the performance adjustment will decrease the New Base Fee by 0.025% for every percentage point of underperformance. The maximum amount of the

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2014

Continued

performance adjustment in either direction is 0.20%, if the difference between the investment performance of the Fund and the investment record of the MSCI Mexico Index is 10 percentage points or more.

Performance adjustments are expected to begin on or about April 1, 2015 based upon the Fund’s performance during the 12 months ending March 31, 2015. From April 1, 2014 (the effective date of the New Agreement) until that date, the Fund will pay the New Base Fee to the Adviser.

3.	Fund Services Agreement:

The Fund has entered into a Fund Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. The Fund pays the Adviser a monthly fee at the annual rate of 0.11% on the first $600 million of average daily net assets, and 0.09% on the excess over $600 million, with a minimum amount of $450,000 per year.

4.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2014 were as follows:

Purchases
Common Stock	$89,441,016

Total Purchases	$89,441,016

Proceeds from Investments Sold
Common Stock	$62,813,845

Total Sales	$62,813,845

5.	Capital Stock:

At April 30, 2014, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 14,949,038 shares were outstanding.

The Fund offers a Distribution Reinvestment and Stock Purchase Plan (the “Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund’s transfer agent otherwise. In accordance with the terms of the Plan, for the six

The Mexico Fund, Inc.

months ended April 30, 2014, the Fund issued 37,995 shares at $29.59, resulting in net proceeds to the Fund of $1,124,272.

On June 7, 2013 the Fund filed a Registration Statement with the SEC, in order to be able to offer, from time to time and subject to market conditions, its shares of common stock at a price equal to or greater than the Fund’s NAV per share at the time of the offer, exclusive of any underwriting commissions and other expenses related to the offer. In accordance with the terms of the Registration Statement, for the six months ended April 30, 2014 the Fund issued 827,316 shares at market prices above NAV, resulting in net proceeds to the Fund of $23,373,151. Offering costs of approximately $300,000 related to the issuance of these shares were charged against the Fund’s additional paid in capital during the six months ended April 30, 2014.

6.	Distributions to Stockholders:

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and foreign currency gains and losses.

The Fund may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Fund’s net asset value, Any such reclassifications are not reflected in the financial highlights.

On August 12, 2008, the Fund received authorization from the SEC which permits the Fund to distribute long-term capital gains to stockholders more than once per year. Accordingly, the Board of Directors approved the implementation of a Managed Distribution Plan (“MDP”) to make quarterly cash distributions to stockholders. Under the plan, distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid in capital.

The Board of Directors has authorized quarterly distributions under its MDP to an annual rate of 10% of net asset value as of the last business day of the previous calendar year.

The tax character of distributions paid during the fiscal year ended October 31, 2013 were as follows:

2013
Distributions paid from:
Ordinary income	$2,282,376
Long term capital gains	37,468,179

Total distributions paid	$39,750,555

The Mexico Fund, Inc.

Notes to Financial Statements

April 30, 2014

Concluded

As of April 30, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Net long term capital gains	$9,989,906
Undistributed ordinary income	1,892,094
Unrealized appreciation	59,326,196

Total accumulated earnings	$71,208,196

As of April 30, 2014, the cost of investments for federal income tax purposes was $337,123,968. Gross unrealized appreciation of investments was $74,890,290 and gross unrealized depreciation of investments was $15,561,065, resulting in net unrealized appreciation on investments of $59,329,225, excluding foreign currency transactions. The difference between book basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to wash sale loss deferrals.

7.	Stock Repurchases:

In June 2009, the Board authorized the Fund’s investment adviser to repurchase up to 10% of the Fund’s outstanding common stock in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to net asset value. During the year ended October 31, 2013, the Fund did not repurchase shares in the open market. During the six months ended April 30, 2014, the Fund did not repurchase shares in the open market.

8.	Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

9.	Subsequent Events:

Subsequent to April 30, 2014, the Fund declared a distribution of $0.7150 per share payable on July 24, 2014 to stockholders of record on July 15, 2014.

The Mexico Fund, Inc.

Privacy Policy

This privacy notice is not a part of the shareholder report.

The Mexico Fund, Inc. appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect Information about you from the following sources:

Information we receive from you on applications or other forms;

Information about your transactions with us; and

Information, if any, we receive from a consumer reporting agency.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform Fund accounting and/or marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual stockholder of record of the Fund, we consider you to be a customer of the Fund. Stockholders purchasing or owning shares of the Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policy. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policy may apply to you and the Fund’s may not.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrant.

Not applicable.

Item 6.	Schedule of Investments.

This schedule is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b) A committee of persons associated with the Fund or the Investment Adviser of the Fund (the “Portfolio Management Committee”) is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. As of the date of this filing, the members of the Portfolio Management Committee are the same as those identified in the registrant’s most recent annual report on Form N-CSR, with the exception that Mr. José Luis Gómez Pimienta is no longer an employee of the Investment Adviser and has been removed from the Portfolio Management Committee.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

	(a)	(b)	(c)	(d)
Period from November 1, 2013 to April 30, 2014(A)	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1 November 1, 2013 to November 30, 2013	0	n.a.	0	1,408,409
Month # 2 December 1, 2013 to December 31, 2013	0	n.a.	0	1,421,584
Month # 3 January 1, 2014 to January 31, 2014	0	n.a.	0	1,429,870
Month # 4 February 1, 2014 to February 29, 2014	0	n.a.	0	1,470,045
Month # 5 March 1, 2014 to March 31, 2014	0	n.a.	0	1,494,707
Month # 6 April 1, 2014 to April 30, 2014	0	n.a.	0	1,494,707

Total	0	n.a.	0	1,494,707

(A)	Under its open market share repurchase policy, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during any 12-month period if and when Fund shares trade at a price which is at a discount of at least 10% to NAV.

Item 10.	Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which stockholders may recommend nominees to the Fund’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

2

(b) At the date of filing of this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed as Exhibit 99.CERT.

(b) A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is included as Exhibit 99.906CERT.

(c) Copies of the Registrant’s notices to shareholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Plan since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Fund’s SEC exemptive order.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date: June 11, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ Alberto Osorio
Alberto Osorio
President and Principal Executive Officer

Date: June 11, 2014

By*	/s/ Alberto Gómez Pimienta
Alberto Gómez Pimienta
Treasurer and Principal Financial Officer

Date: June 11, 2014

*	Print the name and title of each signing officer under his or her signature.